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                                                                    EXHIBIT 23.1

                       Consent of Independent Accountants




We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-82131, 333-52295, 33-07213, 333-07211, 333-
07207 and 333-07205) of SS&C Technologies, Inc. of our report dated May 24, 1999 relating to the financial statements of HedgeWare, Inc., which appears in this Amendment No. 1 to the Form 8-K/A of SS&C Technologies, Inc.



PricewaterhouseCoopers LLP
Stamford, Connecticut
November 1, 1999